UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015 (June 11, 2015)

CHART ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35762	45-28532218
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The Chart Group, L.P. 555 Fifth Avenue, 19th Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-350-1150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment of Trust Agreement

As a result of the meeting of stockholders described in Item 5.07 below (the “Meeting”), on June 11, 2015, Chart Acquisition Corp. (the “Company”) entered into the Trust Agreement (as defined in Item 5.07 below) with Continental Stock Transfer & Trust Company (“Continental”), a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Amendment of Warrant Agreement

On June 11, 2015, the Company and Continental entered into a third amended and restated warrant agreement (the “Third Amended and Restated Warrant Agreement”) to amend the terms of the second amended and restated warrant agreement between the parties, dated March 11, 2015. The Third Amended and Restated Warrant Agreement, among other things, extends the date for automatic termination of the issued and outstanding warrants of the Company (the “Warrants”) in the event the Company has not consummated a business combination from June 13, 2015 to July 31, 2015. A copy of the Second Amended and Restated Warrant Agreement is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Amendment of Existing Promissory Notes

In February 2014, the Company issued convertible promissory notes in the aggregate amount of $400,000 for additional working capital as follows: $140,000 to Cowen Overseas Investment LP (“Cowen”), $246,667 to Chart Acquisition Group LLC (our “Sponsor”) and $13,333 to Joseph R. Wright. On September 9, 2014, the Company issued promissory notes in the aggregate amount of $750,000 as follows: $246,667 non-convertible note to our Sponsor; $215,834 convertible note to our Sponsor; $140,000 non-convertible note to Cowen; $122,500 convertible note to Cowen; $13,333 non-convertible note to Mr. Wright, and $11,666 convertible note to Mr. Wright. On February 4, 2015, the Company issued promissory notes in the aggregate amount of $450,000 as follows: $277,500 non-convertible note to our Sponsor; $157,500 non-convertible note to Cowen Investments LLC, an affiliate of Cowen (“Cowen Investments”), and $15,000 non-convertible note to Mr. Wright. On April 22, 2015, the Company issued a $140,000 non-convertible note to our Sponsor.

On June 11, 2015, the Company and each of the holders of the notes entered into an agreement (the “Letter Agreement”) pursuant to which the parties agreed to extend the due date of the notes to the earlier of: (i) July 31, 2015 and (ii) the date on which the Company consummates its initial business combination. The form of the Letter Agreement is attached as Exhibit 10.3 hereto and is incorporated by reference herein.

Amendment of Letter Agreement

On June 11, 2015, the Company, certain of the Company’s security holders, the officers and directors of the Company, Deutsche Bank Securities, Inc. (“Deutsche”) and Cowen Investments entered into a third amended and restated letter agreement (the “Third Amended and Restated Letter Agreement”) to amend the terms of the second amended and restated letter agreement, dated March 11, 2015, between the parties. The Third Amended and Restated Letter Agreement, among other things, provides that any references to June 13, 2015 will be replaced with July 31, 2015 and that the number of Warrants that the Purchasers are required to tender for in connection with the business combination shall be reduced by one Warrant for every two Warrants tendered in the Warrant Extension Tender Offer (as defined below). A copy of the form of Third Amended and Restated Letter Agreement is attached as Exhibit 10.4 hereto and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Meeting, on June 12, 2015, the Company filed with the Secretary of State of the State of Delaware the Company’s Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

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Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 11, 2015, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved the following items: (i) an amendment to the Company’s amended and restated certificate of incorporation (the “Charter”) extending the date by which the Company must consummate its initial business combination from June 13, 2015 to July 31, 2015 (the “Extension Amendment”), (ii) an amendment to the Charter permitting stockholders to redeem their public shares for a pro rata portion of the funds available in the Company’s trust account (the “Trust Account”) and authorizing the Company and Continental, the trustee of the Trust Account, to disburse such redemption payments (the “Redemption Rights Amendment”) and (iii) an amendment to the Second Amended and Restated Investment Management Trust Agreement (as amended, the “Trust Agreement”) between the Company and Continental permitting distributions from the Trust Account to those persons holding shares of common stock comprising part of the units sold in the Company’s initial public offering who wish to exercise their redemption rights in connection with the Extension Amendment and the Trust Amendment (as defined below), and extending the date on which to liquidate the Trust Account in accordance with the Trust Agreement to July 31, 2015 (the “Trust Amendment”). The affirmative vote of holders of at least sixty-five percent of the issued and outstanding shares of the Company was required to approve each of the proposals. The number of shares of common stock presented for redemption was 149,395.

Set forth below are the final voting results for each of the proposals:

Extension Amendment

The Extension Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
4,957,235	0	0

Redemption Rights Amendment

The Redemption Rights Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
4,957,235	0	0

Trust Amendment

The Trust Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
4,757,235	200,000	929

Item 8.01 Other Events

Extension of Warrant Tender Offer

On June 12, 2015, our Sponsor, Joseph R. Wright and Cowen Investments announced that their tender offer (the “Warrant Extension Tender Offer”) to purchase for cash up to 6,844,800 of the issued and outstanding warrants of the Company (the “Warrants”) at a price of $0.30 per Warrant has been extended. The Warrant Extension Tender Offer, which was set to expire at 12:00 midnight, New York City time, at the end of the day on June 11, 2015, will now expire at 12:00 midnight, New York City time, at the end of the day on June 18, 2015. The extension is being made to comply with the rules and procedures of the Securities and Exchange Commission (the “SEC”) and to provide holders of the Warrants additional time to review the recent changes to the terms of the Company's business combination with Tempus Applied Solutions, LLC, as disclosed in a Current Report on Form 8-K filed by the Company with the SEC on June 11, 2015. As of June 11, 2015, 2,086,441 Warrants have been tendered and not withdrawn.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation, as filed with the State of Delaware on June 12, 2015

10.1	Third Amended and Restated Investment Management Trust Agreement, dated June 11, 2015, by and between Chart Acquisition Corp. and Continental Stock Transfer & Trust Company

10.2	Third Amended and Restated Warrant Agreement, dated June 11, 2015, by and between Chart Acquisition Corp. and Continental Stock Transfer & Trust Company

10.3	Form of Letter Agreement, dated June 11, 2015

10.4	Form of Third Amended and Restated Letter Agreement, dated June 11, 2015, by and among Chart Acquisition Corp., certain of Chart Acquisition Corp.’s security holders and the officers and directors of Chart Acquisition Corp., Deutsche Bank Securities, Inc. and Cowen Investments, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART ACQUISITION CORP.

Date: June 12, 2015	By:	/s/ Michael LaBarbera
Name: Michael LaBarbera
Title: Chief Financial Officer

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